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                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

                       Date of report: September 15,1999


                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS

      Delaware                     33-80055                     38-2748796
      --------                     --------                     ----------

(State of Incorporation)     (Commission File Number)     (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (248)340-4938

                                      N/A
        ---------------------------------------------------------------
         (Former Name of Former Address, if Changed Since Last Report)
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Item 5. Other Events

        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended September 15, 1999, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


       Designation          Description                    Method of Filing
       -----------          -----------                    ----------------

       Exhibit 20       Report for the month ended       Filed with this report.
                        September 15, 1999 provided to
                        Chemical Bank, as trustee
                        under the Volkswagen
                        Credit Auto Master Trust,
                        Series 1996-1

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     Volkswagen Credit Auto Master Trust



                                     By: Volkswagen Credit Auto
                                         Receivables Corporation


                                     By: /s/ Timothy J. Flaherty
                                        --------------------------------
                                         Timothy J. Flaherty